SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2003

WINTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

OHIO	0-18993	31-1303854
(State or other jurisdiction of	(Commission File No.)	(IRS Employer I.D. No.)
incorporation)

5511 Cheviot Road, Cincinnati, Ohio	45247

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (513) 385-3880

Item 5. Other Events.

     On April 18, 2003, Winton Financial Corporation (“WFC”) issued a press release announcing a repurchase program through which up to 5% of WFC’s outstanding common shares may periodically be repurchased in the open market during the next twelve months. A copy of the press release is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(a) and (b)	Not applicable.

(c)	Exhibits.
See Index to Exhibits.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINTON FINANCIAL CORPORATION

By:	/s/ Gregory P. Niesen Gregory P. Niesen, Treasurer

Date: April 22, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release of Winton Financial Corporation dated April 18, 2003.